UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 1, 2009

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 001-33057

CATALYST PHARMACEUTICAL PARTNERS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	76-0837053
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

355 Alhambra Circle, Suite 1370

Coral Gables, Florida 33134

(Address Of Principal Executive Offices)

(305) 529-2522

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 1, 2009, Catalyst Pharmaceutical Partners, Inc. (the “Company”) entered into an engagement letter (the “Engagement Letter”) with Rodman & Renshaw (the “Placement Agent”) relating to an offering to a group of institutional investors of 3,973,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Offering”). A copy of the Engagement Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Engagement Letter is qualified in its entirety by reference to such exhibit.

In connection with the Offering, on October 1, 2009 the Company entered into a Securities Purchase Agreement with each investor purchasing Shares in the Offering. The investors have agreed to purchase the Shares for a price of $1.00 per share. A copy of the form of Securities Purchase Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Securities Purchase Agreement is qualified in its entirety by reference to such exhibit.

The closing of the Offering is expected to take place on or about October 6, 2009, subject to the satisfaction of customary closing conditions.

The Shares are being offered and sold pursuant to a prospectus dated June 26, 2008, a prospectus supplement dated October 1, 2009, and the Company’s shelf registration statement on Form S-3 (Registration No. 333-151368) which was declared effective on June 26, 2008.

The legal opinion and consent of Akerman Senterfitt relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The net proceeds of the sale of the Shares, after deducting the fees of the Placement Agent and other offering expenses, will be approximately $3,634,620. The Placement Agent will receive an aggregate fee of $238,380 which represents a fee of 6% of the aggregate purchase price for the Shares. The Placement Agent will also receive reimbursement of its expenses in an amount not exceeding the lesser of 1.5% of the aggregate purchase price of the Shares or $25,000.

The Company’s press release dated October 1, 2009 announcing the agreement to sell the Shares is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Akerman Senterfitt

10.1	Engagement Letter dated October 1, 2009, between Catalyst Pharmaceutical Partners, Inc. and Rodman & Renshaw

10.2	Form of Securities Purchase Agreement

23.1	Consent of Akerman Senterfitt (reference is made to Exhibit 5.1 hereto)

99.1	Press release issued by the Company on October 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceutical Partners, Inc.

By:	/S/ JACK WEINSTEIN
Jack Weinstein
Vice President, Treasurer and CFO

Dated: October 2, 2009

Exhibit Index

Exhibit No.	Description
5.1	Opinion of Akerman Senterfitt

10.1	Engagement Letter dated October 1, 2009, between Catalyst Pharmaceutical Partners, Inc. and Rodman & Renshaw

10.2	Form of Securities Purchase Agreement

23.1	Consent of Akerman Senterfitt (reference is made to Exhibit 5.1 hereto)

99.1	Press release issued by the Company on October 1, 2009

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